UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2005

Commission		IRS Employer
File Number	Exact name of registrant as specified in its charter	Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA	68122
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-6810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                              Other Events.

On November 23, 2005, SITEL Corporation issued a press release announcing that the Board of Directors had retained the services of Citigroup Global Markets Inc. as its financial advisor, and established a special committee of independent directors to evaluate various strategies available to the Company in its efforts to enhance long-term shareholder value. Independent directors Mathias J. DeVito, Rohit M. Desai, Cyrus F. Freidheim, Jr., and George J. Kubat comprise the committee along with Chairman and CEO James F. Lynch.  The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                              Financial Statements and Exhibits.

(c) Exhibit 99.1  Press release of SITEL Corporation dated November 23, 2005

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation
(Registrant)

Date: November 23, 2005	By /s/	Jorge A. Celaya
Jorge A. Celaya
Chief Financial Officer